EXHIBIT 10.1

                               AMENDED TERM SHEET

                                  June 1, 200O

                          FOR DISCUSSION PURPOSES ONLY


          The intent of this document is to describe, for negotiation purposes only, some key terms of the proposed investment in Inoize.com Software Ltd. (the "Company") by Interlink Systems Inc. ("Interlink"). This document is not intended to be a binding agreement among the Company, Interlink and the shareholders of the Company with respect to the subject matter hereof. The transaction described herein may be subject to regulatory approval or acceptance, and is subject to final due diligence.

          The terms and conditions described in this Term Sheet, including its existence, shall be confidential information and shall not be disclosed to any third party other than each party's financial, tax and legal advisors.

Parties: Alistair Fraser, Craig Hamilton, Jeff Beis, Tech Knowledge Consulting Inc., Brendan Mumey (collectively, the
                    "Founders"),  the  Company  and  Interlink

Investment:         Interlink  is  proposing  to  invest  up  to  $250,000  (the
                    "Purchase Price") for up to l/3 of the Class B Common shares of the Company that are outstanding after the investment
                    (the "Acquired Shares"), as to be agreed by the parties. The general structure and terms of the acquisition are set forth below.

Pre-Closing         Incorporation  -  The  Company  will  be  incorporated  as a
Organization:       -------------
                    British Columbia corporation. The share capital of the Company shall consist of the following:

                    - Class A Common voting, non-participating shares (the "A Common shares");

                    - Class B Common voting, participating shares (the "B Common shares"; and

                    - Preference, non voting, non participating, non retractable, redeemable shares (the "Preference shares").

                    Purchase  of  Software  -  Following  its incorporation, the
                    ----------------------
                    Company will purchase the Inoize software and all related intellectual property rights (the "Software") from the Founders for the Software's fair market value of $600,000 by way of a Section 85 Asset Purchase Agreement. As consideration for the Software, the Company will issue 5,000,000 Class B Common shares to the Founders.

                    Legal  Costs  -  The  legal  and  accounting  costs  of  the
                    ------------
                    incorporation and the asset purchase transaction shall be borne by the Company

Subscription for    Subscription  Agreement  -  On  or  about  June 9, 2000 (the
Class  B  Common    -----------------------
shares  by  US      "Closing Date"), the Company and Interlink will enter into a
                    Subscription Agreement, the terms to be agreed between the parties, which provides,


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Minerals            subject  to  agreement  between  the parties, that Interlink will  receive  the  Acquired  Shares for the Purchase Price.

                    Shareholders'  Agreement  -  On  the  Closing  Date,  and
                    -----------------------
                    concurrent with the execution of the Subscription Agreement, the Company, Interlink and the Founders will enter into a Shareholders' Agreement on terms to be agreed between the parties. The Shareholders' Agreement will include the following terms:

                    - the Company shall have three directors, and Interlink shall have the right to appoint one director;

                    - before allotting new Class B Common shares, the directors of the Company must offer those shares proportionately to the existing holders of issued Class B Common shares;

                    - Interlink shall have the right to match future financing of the Company;

                    - all shareholders shall be prohibited from selling their Class B Common shares for one year from the Closing Date;

                    - no shareholder may sell its Class B Common shares to a third party unless that third party is prepared to purchase all issued Class B Common shares in the Company; and

                    - all Company cheques over $5,000 shall require the signature of both an authorized agent of the Company and an authorized agent of Interlink.

                    Closing  Payment  -  As well as other terms agreed to by the
                    ----------------
                    parties, on Closing, and upon execution of the Shareholders' Agreement and Subscription Agreement, Interlink will pay the Purchase Price to the Company in cash, less the amount of $100,000 already loaned to the Company as of the Closing Date.


INOIZE.COM  SOFTWARE  LTD.

By: ________________________________           _______________________________
    Authorized  Signatory                      ALISTAIR  FRASER


TECHKNOWLEDGE  CONSULTING  INC.

By: ________________________________           _______________________________
    Authorized  Signatory                      CRAIG  HAMILTON


    ________________________________           _______________________________
    JEFF  BEIS                                 BRENDAN  MUMEY


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INTERLINK  SYSTEMS  INC.

By: ________________________________
    Authorized  Signatory



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